                                                                      EXHIBIT 21


                                                         JURISDICTION OF
                                                        INCORPORATION OR
             NAME                                         ORGANIZATION
 -------------------------------------------------------------------------------

183 Hotel Associates, Ltd.                             Texas
2780 Atlanta Limited Partnership                       Texas
2929 Williams Limited Liability Company                Delaware
3100 Glendale Joint Venture                            Ohio
339742 B.C. Ltd.                                       British Columbia, Canada
339743 B.C. Ltd.                                       British Columbia, Canada
455 Meadowlands Associates, Ltd                        Texas
75 Arlington Heights Limited Partnership, L.P.         Delaware
AGH 2780 Atlanta L.L.C.                                Delaware
AGH 75 Arlington Heights L.L.C.                        Delaware
AGH DFW South L.L.C.                                   Delaware
AGH GP, Inc.                                           Nevada
AGH LP, Inc.                                           Nevada
AGH O'Hare Limited Partnership                         Illinois
AGH O'Hare L.L.C.                                      Delaware
AGH Portland/Shelton L.L.C.                            Delaware
AGH PSSI, Inc.                                         Delaware
AGH Secaucus L.L.C.                                    Delaware
AGH UPREIT L.L.C.                                      Delaware
BA Parkway Associates II, L.P.                         Delaware
Ballston Parking Associates                            Virginia
BCHI Acquisition, L.L.C.                               Delaware
CapStar Albuquerque Company, L.L.C.                    Delaware
CapStar AP Partners, L.P.                              Delaware
CapStar C.S. Company, L.L.C.                           Delaware
CapStar Cathedral City Company, L.L.C.                 Delaware
CapStar Cherry Hill Company, L.L.C.                    Delaware
CapStar Chicago Company, L.L.C.                        Delaware
CapStar Columbia Company, L.L.C.                       Maryland
CapStar Cross Keys Company, L.L.C.                     Maryland
CapStar Dallas Partners, L.P.                          Delaware
CapStar Detroit Airport Company, L.L.C.                Delaware
CapStar Englewood Company, L.L.C.                      Delaware
CapStar Forrestal Company, L.L.C.                      New Jersey
CapStar Frazer Company, L.L.C.                         Delaware
CapStar Georgetown Company, L.L.C.                     Delaware
CapStar Hartford Company, L.L.C.                       Connecticut
CapStar Houston SW Partners, L.P.                      Delaware
CapStar Indianapolis Company, L.L.C.                   Delaware
CapStar Jekyll Company, L.L.C.                         Delaware
CapStar KC Company, L.L.C.                             Delaware
CapStar Lafayette Company, L.L.C.                      Delaware
CapStar LAJV Company, L.L.C.                           Delaware
CapStar Lexington Company, L.L.C.                      Delaware
CapStar Louisville Company, L.L.C.                     Delaware
CapStar Medallion Austin Partners, L.P.                Delaware
CapStar Medallion Dallas Partners, L.P.                Delaware
CapStar Medallion Houston Partners, L.P.               Delaware
CapStar Mesa Company, L.L.C.                           Delaware
CapStar Midland Partners, L.P.                         Delaware
CapStar Mockingbird Partners, L.P.                     Delaware
CapStar Morristown Company, L.L.C.                     Delaware
CapStar National Airport Company, L.L.C.               Delaware
CapStar Oklahoma City Company, L.L.C.                  Delaware
CapStar Roland Park Company, L.L.C.                    Maryland
CapStar Sacramento Company, L.L.C.                     Delaware
CapStar San Francisco Company, L.L.C.                  Delaware
CapStar San Pedro Company, L.L.C.                      Delaware
CapStar Santa Barbara Company, L.L.C.                  Delaware
CapStar St. Louis Company, L.L.C.                      Delaware
CapStar Tucson Company, L.L.C.                         Delaware
CapStar Washington Company, L.L.C.                     Delaware
CapStar Westchase Partners, L.P.                       Delaware
CapStar Windsor Locks Company, L.L.C                   Delaware
Centennial Hotel Ltd.                                  British Columbia, Canada
Cocoa Beach Hotels, Ltd.                               Florida
DFW South Corporation                                  Delaware
DFW South I Limited Partnership                        Texas
Durham I-85 Limited Partnership                        Delaware
EquiStar Arlington Partners, L.P.                      Delaware
EquiStar Atlanta Company, L.L.C.                       Delaware
EquiStar Atlanta GP Company, L.L.C.                    Delaware
EquiStar Atlanta LP Company, L.L.C.                    Delaware
EquiStar Ballston Company, L.L.C.                      Delaware
EquiStar Bellevue Company, L.L.C.                      Delaware
EquiStar Charlotte Company, L.L.C.                     Delaware
EquiStar Cleveland Company, L.L.C.                     Delaware
EquiStar Colorado Company, L.L.C.                      Delaware
EquiStar Irvine Company, L.L.C.                        Delaware
EquiStar Latham Company, L.L.C.                        Delaware
EquiStar Salt Lake Company, L.L.C.                     Delaware
EquiStar Schaumburg Company, L.L.C.                    Delaware
EquiStar Somerset Company, L.L.C.                      Delaware
EquiStar Virginia Company, L.L.C.                      Delaware
Lake Buena Vista Partners, Ltd.                        Florida
Lepercq Atlanta Renaissance Partners, L.P.             Delaware
Madison Motel Associates                               Wisconsin
Madison Motel Associates, L.L.P.                       Wisconsin
Madison Washington Associates                          Wisconsin
MCV Venture, L.L.C.                                    Kentucky
MDV Limited Partnership                                Texas

MeriStar Acquisition Company, L.L.C.                   Delaware
MeriStar Austin SPE Corp.                              Delaware
MeriStar Austin SPE, L.L.C.                            Delaware
MeriStar Del Ray, L.L.C.                               Delaware
MeriStar Hospitality Corporation                       Maryland
MeriStar Hospitality Operating Partnership, L.P.       Delaware
MeriStar Hotel (Burnaby), L.L.C.                       British Columbia, Canada
MeriStar Hotel (Calgary Airport), L.L.C.               Alberta, Canada
MeriStar Hotel (Surrey), L.L.C.                        British Columbia, Canada
MeriStar Hotel (Vancouver), L.L.C.                     British Columbia, Canada
MeriStar Lexington SPE Corp.                           Delaware
MeriStar Lexington SPE, L.L.C.                         Delaware
MeriStar LP, Inc.                                      Delaware
MeriStar Madison SPE, L.L.C                            Delaware
MeriStar Marco Island Company, L.L.C.                  Delaware
MeriStar PA SPE Corp.                                  Delaware
MeriStar PA SPE, L.L.C.                                Delaware
MeriStar Plantation Shopping Center Company, L.L.C.    Delaware
MeriStar Safety Harbor Company, L.L.C.                 Delaware
MeriStar Sanibel Beach Company, L.L.C.                 Delaware
MeriStar Sanibel Golf Company, L.L.C.                  Delaware
MeriStar Sanibel Inn Company, L.L.C.                   Delaware
MeriStar Seaside Inn Company, L.L.C.                   Delaware
MeriStar Secured Holdings I, L.L.C.                    Delaware
MeriStar Secured Holdings, L.L.C.                      Delaware
MeriStar Shirley's Parcel Company, L.L.C.              Delaware
MeriStar Song of the Sea Company, L.L.C.               Delaware
MeriStar SPE Corp.                                     Delaware
MeriStar SPE, L.L.C.                                   Delaware
MeriStar SS Plantation Company, L.L.C.                 Delaware
MeriStar Sundial Beach Company, L.L.C.                 Delaware
MeriStar West Loop, L.P.                               Delaware
Metrotown Overseas Holdings, Inc.                      British Columbia, Canada
Mt. Arlington New Jersey, L.L.C.                       Delaware
Portland/Shelton Corp.                                 Delaware
Portland/Shelton, L.L.C.                               Delaware
Richmond Williamsburg Associates, Ltd.                 Texas
Westchase SPE, Corp.                                   Delaware
Westchase SPE, L.L.C.                                  Delaware